SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 11, 1999

                     ROLLER BEARING COMPANY OF AMERICA, INC.
               (Exact name of Registrant as specified in Charter)


           Delaware            333-33085               13-3426227
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(State or other juris-         (Commission             (IRS Employer
diction of incorporation)       File Number)            Identification
                                                           Number)


60 Round Hill Road, Fairfield, Connecticut                  06430
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(Address of principal executive office)                  (Zip Code)


Registrant's telephone number including area code      (203) 255-1511
                                                  ------------------------------



                                 Not Applicable
         (Former name and former address, as changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 11, 1999, Tyson Bearing Company, Inc. ("Tyson"), a wholly-owned subsidiary of Roller Bearing Company of America, Inc. (the "Company"), acquired substantially all of the assets of the tapered roller bearing operations of SKF USA, Inc. located in Glasgow, Kentucky as of April 1, 1999, together with inventories produced by such operation located elsewhere. The purchase price consisted of $10,200,000 in cash, which was financed under the Company's revolving credit facility with a consortium of banks, including Credit Suisse First Boston, as administrative agent and the assumption of $1,700,000 in liabilities related to the acquisition of the assets.

         The Company manufactures and distributes roller and other bearings of different shapes and measurements. The assets acquired from SKF include inventory and machinery used to manufacture and assemble tapered roller bearings. In connection with the acquisition, Tyson entered into a sublease for a portion of SKF's facility in Glasgow, Kentucky, as well as an Option Agreement whereby Tyson would have the option to enter into a lease (containing an option to extend the term of such lease to 2015) with the owner of the Glasgow facility following the expiration of the sublease. Tyson also entered into a Trademark License Agreement whereby SKF licenses its trademark to Tyson for a limited period of time.

         Tyson also entered into long-term supply agreements with SKF and Chicago Rawhide Americas, a unit of SKF. Under the terms of these supply agreements, SKF and its Chicago Rawhide unit committed to purchasing all of their requirements for those products manufactured by Tyson at the Glasgow facility.

         Anthony S. Cavalieri is the Chief Financial Officer and Assistant Secretary of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

The financial statements and pro forma financial information required by this item will be filed by amendment not later than sixty days from the date hereof.

(c) Exhibits.

Exhibit Number    Description

10.1 Asset Purchase Agreement By and Among SKF USA Inc., Tyson Bearing Company, Inc. and Roller Bearing Company of America, Inc. dated as of June 11, 1999. The exhibits and schedules to the Asset Purchase Agreement do not contain information material to an investment decision.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Roller Bearing Company of America, Inc.
                               (the Registrant)


Dated:  June 25, 1999          By:  /s/ Anthony S. Cavalieri
                                  ------------------------------------
                                    Name:  Anthony S. Cavalieri
                                    Title: Chief Financial Officer and Assistant
                                                Secretary


                                  EXHIBIT INDEX

Exhibit Number    Description

10.1 Asset Purchase Agreement By and Among SKF USA Inc., Tyson Bearing Company, Inc. and Roller Bearing Company of America, Inc. dated as of June 11, 1999. The exhibits and schedules to the Asset Purchase Agreement do not contain information material to an investment decision.